SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549
                  ------------------------------------

                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 OR 15(d) of the
                Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                            January 8, 1997

                      ORION CAPITAL CORPORATION
        (Exact Name of Registrant as Specified in Charter)


Delaware                      1-7801          95-6069054
(State or Other              (Commission      (I.R.S. Employer
Jurisdication of             File Number)     Identification No.)
Incorporation)

600 Fifth Avenue
New York, New York                                10020
(Address of Principal Executive Offices)          (Zip Code)

                             (212) 332-8080
          (Registrant's telephone number, including area code)




                           Not Applicable
    (Former Name or Former Address, if Changed Since Last Report)



















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Item 5.   Other Events.

          On January 8, 1997, Orion Capital Corporation ("Orion
Capital") announced that it had agreed to sell $125 million of 8.73% Capital Securities to be issued by Orion Capital Trust I, a Delaware statutory business trust sponsored by Orion Capital.

          The Capital Securities will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption form registration requirements. Orion has agreed to file a registration statement in the near future.

Item 7.   Financial Statements and Exhibits.

          (c)    Exhibits.

          99.1   Press Release issued January 8, 1997.











































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                          SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ORION CAPITAL CORPORATION



Date:   January 9, 1997           By: /s/ Michael P. Maloney
                                          Senior Vice President,
                                          General Counsel and
                                          Secretary














































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                       EXHIBIT INDEX


Exhibit
Number                 Description
------                 ------------

99.1                   Press Release issued January 8, 1997.















































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